Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2009

    AXIS Capital Holdings Limited

    92 Pitts Bay Road

    Pembroke HM 08 Bermuda

    Contact Information:

    Linda Ventresca

    Investor Relations

    441 405 2727

    investorrelations@axiscapital.com

    Website Information:

    www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

			Page(s)
i.	Basis of Presentation		i - iii

I.	Financial Highlights		1

II.	Income Statements
	a.	Consolidated Statements of Income - Quarterly	2
	c.	Consolidated Segment Data	3
	d.	Gross Premium Written by Segment by Line of Business	4
	e.	Segment Consecutive Quarters	5-6

III.	Balance Sheets
	a.	Consolidated Balance Sheets	7
	b.	Summary Investment Portfolio Information	8
	c.	Investment Portfolio Composition - Quarterly	9
	d.	Investment Portfolio: Mortgage and Asset Backed Securities	10
	e.	Investment Portfolio: Subprime and Alternative-A Holdings in Direct Investment Portfolio	11
	f.	Investment Portfolio: Ten Largest Corporate Holdings	12
	g.	Investment Portfolio: Financial Issuer Exposure in Fixed Maturity Portfolio	13
	h.	Reconciliation of Net Realized and Net Unrealized Investments Gains (Losses)	14
	i.	Reinsurance Recoverable Analysis	15-16

IV.	Loss Reserve Analysis
	a.	Paid to Incurred Analysis	17
	b.	Paid to Incurred Analysis by Segment	18
	c.	Segment Consecutive Quarters	19-20
	d.	Estimated Exposures to Peak Zone Property Catastrophe Losses	21

V.	Share Analysis
	a.	Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	22
	b.	Diluted Book Value Per Common Share Analysis	23

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet and statement of income at and for the year ended December 31, 2008.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM-Not meaningful; NR-Not Reported; NA-Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, including Hurricanes Ike and Gustav, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spread and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical damage and business interruption coverage primarily for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Credit and political risk: provides credit insurance, sovereign default insurance coverage and traditional political risk insurance coverage. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverage’s).

Professional lines: includes coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, media, cyber, technology and miscellaneous professional liability coverage.

Liability: primarily targets general liability and umbrella and excess liability in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Other: primarily consists of employee medical coverage for self-insured, small and medium sized employers, for losses in excess of a given retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty and facultative property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis, meaning that our exposure only arises when our customers’ claims exceed a certain retained amount.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and Bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of -loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor: provides coverage to cedants for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Engineering: provides coverage for all types of civil construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. We write engineering business on a proportional and non-proportional treaty basis as well as on a facultative basis.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended March 31,
		2009	2008	Change

HIGHLIGHTS	Gross premiums written	$1,323,495	$1,264,181	4.7%
	Gross premiums written - Insurance	27.5%	34.4%	(20.0)%
	Gross premiums written - Reinsurance	72.5%	65.6%	10.5%
	Net premiums written	$1,162,301	$1,091,775	6.5%
	Net premiums earned	$665,359	$658,634	1.0%
	Net premiums earned - Insurance	41.4%	45.5%	(8.9)%
	Net premiums earned - Reinsurance	58.6%	54.5%	7.4%
	Net income available to common shareholders	$115,679	$237,722	(51.3)%
	Reserve for losses and loss expenses	6,392,278	5,814,208	9.9%
	Total shareholders’ equity	4,492,837	5,371,422	(16.4)%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$0.84	$1.66	(49.2)%
	Diluted earnings per common share	$0.78	$1.48	(47.7)%
	Weighted average common shares outstanding	137,316	143,239	(4.1)%
	Diluted weighted average common shares outstanding	149,023	160,184	(7.0)%
	Book value per common share	$29.01	$33.69	(13.9)%
	Accumulated dividends paid per common share	$3.29	$2.54	29.8%
	Diluted book value per common share (treasury stock method)	$26.35	$29.96	(12.1)%

FINANCIAL RATIOS	ROACE [a]	11.6%	20.0%	(8.3)%

	Net loss and loss expense ratio	58.3%	54.9%	3.4%
	Acquisition cost ratio	15.3%	14.3%	1.0%
	General and administrative expense ratio	13.0%	12.0%	1.0%

	Combined ratio	86.6%	81.2%	5.4%

INVESTMENT DATA	Total assets	$14,777,366	$15,640,194	(5.5)%
	Total cash and investments [b]	10,477,614	10,753,782	(2.6)%
	Net investment income	99,292	85,651	15.9%
	Net realized investment (losses) gains	(40,597)	35,685	nm
	Total return on cash and investments [c]	0.0%	0.9%	(0.9)%
	Return on other investments [d]	1.4%	(5.6)%	7.0%
	Annualized effective yield of invested assets [e]	4.2%	4.9%	(0.7)%

[a] Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Percentages for the quarter-periods are annualized.

[b] Cash and investments represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[c] In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[d] Return on other investments is calculated by dividing other investment income (loss) by the average other investment balances for the period.

[e] Annualized effective yield of invested assets is calculated by dividing the net income generated from invested assets by the average balance of the assets managed by our external investment managers.

nm not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007
UNDERWRITING REVENUES
Gross premiums written	$1,323,495	$526,755	$725,283	$874,169	$1,264,181	$1,302,622
Premiums ceded	(161,194)	(187,282)	(173,867)	(189,953)	(172,406)	(163,265)

Net premiums written	1,162,301	339,473	551,416	684,216	1,091,775	1,139,357

Gross premiums earned	839,316	830,975	862,338	845,249	835,514	852,003
Ceded premiums amortized	(173,957)	(172,689)	(172,368)	(164,958)	(176,880)	(166,699)

Net premiums earned	665,359	658,286	689,970	680,291	658,634	685,304

Other insurance related (loss) income	(9,395)	(19,594)	(13,806)	(7,269)	2,002	1,940

Total underwriting revenues	655,964	638,692	676,164	673,022	660,636	687,244

UNDERWRITING EXPENSES
Net losses and loss expenses	387,999	273,837	705,531	371,717	361,681	392,797
Acquisition costs	101,976	83,916	90,333	97,780	94,480	98,139
General and administrative expenses	68,752	65,437	66,727	65,218	65,189	50,266

Total underwriting expenses	558,727	423,190	862,591	534,715	521,350	541,202

UNDERWRITING INCOME (LOSS)	97,237	215,502	(186,427)	138,307	139,286	146,042

OTHER OPERATING REVENUE (EXPENSES)
Net investment income (loss)	99,292	(26,012)	50,583	137,015	85,651	125,280
Net realized (losses) gains on investments	(40,597)	(33,425)	(89,079)	1,552	35,685	301
Interest expense and financing costs	(7,921)	(7,884)	(7,941)	(7,890)	(7,958)	(15,144)

Total other operating revenue (expenses)	50,774	(67,321)	(46,437)	130,677	113,378	110,437

OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	389	22,347	7,627	(6,564)	20,297	2,391
Corporate expenses [a]	(17,805)	(21,896)	(19,995)	(17,735)	(13,561)	(12,340)

Total other (expenses) revenue	(17,416)	451	(12,368)	(24,299)	6,736	(9,949)

INCOME (LOSS) BEFORE INCOME TAXES	130,595	148,632	(245,232)	244,685	259,400	246,530
Income tax (expense) recovery	(5,697)	(8,555)	5,104	(4,199)	(12,459)	(9,747)

NET INCOME (LOSS)	124,898	140,077	(240,128)	240,486	246,941	236,783
Preferred share dividends	(9,219)	(9,219)	(9,218)	(9,219)	(9,219)	(9,204)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$115,679	$130,858	$(249,346)	$231,267	$237,722	$227,579

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	58.3%	41.6%	102.3%	54.6%	54.9%	57.3%
Acquisition cost ratio	15.3%	12.7%	13.1%	14.4%	14.3%	14.3%
General and administrative expense ratio [a]	13.0%	13.3%	12.6%	12.2%	12.0%	9.1%

Combined ratio	86.6%	67.6%	128.0%	81.2%	81.2%	80.7%

Weighted average basic shares outstanding	137,316	136,433	139,335	142,333	143,239	150,433
Weighted average diluted shares outstanding	149,023	149,363	139,335	157,602	160,184	166,035
Basic earnings per common share	$0.84	$0.96	($1.79)	$1.62	$1.66	$1.51
Diluted earnings per common share	$0.78	$0.88	($1.79)	$1.47	$1.48	$1.37
ROACE (annualized)	11.6%	13.0%	(22.5)%	19.2%	20.0%	22.6%

[a] Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended March 31, 2009			Three months ended March 31, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$364,158	$959,337	$1,323,495	$434,857	$829,324	$1,264,181
Net premiums written	212,015	950,286	1,162,301	271,732	820,043	1,091,775

Gross premiums earned	445,541	393,775	839,316	472,603	362,911	835,514
Ceded premiums amortized	(169,918)	(4,039)	(173,957)	(173,046)	(3,834)	(176,880)

Net premiums earned	275,623	389,736	665,359	299,557	359,077	658,634
Other insurance related (loss) income	(9,805)	410	(9,395)	1,187	815	2,002

Total underwriting revenues	265,818	390,146	655,964	300,744	359,892	660,636

UNDERWRITING EXPENSES
Net losses and loss expenses	152,704	235,295	387,999	159,450	202,231	361,681
Acquisition costs	26,203	75,773	101,976	31,714	62,766	94,480
General and administrative expenses	50,481	18,271	68,752	47,819	17,370	65,189

Total underwriting expenses	229,388	329,339	558,727	238,983	282,367	521,350

UNDERWRITING INCOME	$36,430	$60,807	$97,237	$61,761	$77,525	$139,286

KEY RATIOS
Net loss and loss expense ratio	55.4%	60.4%	58.3%	53.2%	56.3%	54.9%
Acquisition cost ratio	9.5%	19.4%	15.3%	10.6%	17.5%	14.3%
General and administrative expense ratio	18.3%	4.7%	10.3%	16.0%	4.8%	9.9%
Corporate expense ratio			2.7%			2.1%

Combined ratio	83.2%	84.5%	86.6%	79.8%	78.6%	81.2%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007
INSURANCE SEGMENT

Property	$106,138	$99,413	$137,417	$175,017	$127,291	$138,396
Marine	60,626	22,625	41,121	64,601	64,887	77,892
Terrorism	5,667	6,215	7,112	14,612	8,349	12,787
Aviation	17,067	29,825	11,735	8,715	17,486	16,140
Credit and political risk	2,491	38,012	24,817	65,636	54,576	28,977
Professional lines	120,328	180,945	137,553	175,199	108,177	97,325
Liability	51,812	71,467	42,833	52,406	49,923	53,483
Other	29	439	84	(722)	4,168	11,488

TOTAL INSURANCE SEGMENT	364,158	448,941	402,672	555,464	434,857	436,488

REINSURANCE SEGMENT
Catastrophe	237,347	9,298	115,216	117,306	212,948	244,125
Property	126,457	3,599	64,683	86,416	141,408	147,159
Professional lines	113,640	52,208	55,378	31,806	87,376	88,426
Credit and bond	197,271	5,610	5,083	9,230	134,574	104,119
Motor	77,704	1,933	7,202	16,831	75,526	81,131
Liability	153,724	(3,112)	54,659	28,917	108,759	145,929
Engineering	41,266	4,856	17,381	7,895	53,224	38,350
Other	11,928	3,422	3,009	20,304	15,509	16,894

TOTAL REINSURANCE SEGMENT	959,337	77,814	322,611	318,705	829,324	866,134

CONSOLIDATED TOTAL	$1,323,495	$526,755	$725,283	$874,169	$1,264,181	$1,302,622

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007
UNDERWRITING REVENUES
Gross premiums written	$364,158	$448,941	$402,672	$555,464	$434,857	$436,488
Net premiums written	212,015	260,934	235,666	365,511	271,732	282,046

Gross premiums earned	445,541	461,931	461,871	458,545	472,603	478,842
Ceded premiums amortized	(169,918)	(169,346)	(168,299)	(161,116)	(173,046)	(163,910)

Net premiums earned	275,623	292,585	293,572	297,429	299,557	314,932
Other insurance related (loss) income	(9,805)	(19,789)	(13,751)	(7,509)	1,187	767

Total underwriting revenues	265,818	272,796	279,821	289,920	300,744	315,699

UNDERWRITING EXPENSES
Net losses and loss expenses	152,704	109,945	230,577	159,696	159,450	185,952
Acquisition costs	26,203	17,677	21,964	31,120	31,714	35,348
General and administrative expenses	50,481	48,560	49,361	48,141	47,819	35,523

Total underwriting expenses	229,388	176,182	301,902	238,957	238,983	256,823

UNDERWRITING INCOME (LOSS)	$36,430	$96,614	$(22,081)	$50,963	$61,761	$58,876

KEY RATIOS
Net loss and loss expense ratio	55.4%	37.6%	78.5%	53.7%	53.2%	59.0%
Acquisition cost ratio	9.5%	6.0%	7.5%	10.4%	10.6%	11.2%
General and administrative expense ratio	18.3%	16.6%	16.8%	16.2%	16.0%	11.3%

Combined ratio	83.2%	60.2%	102.8%	80.3%	79.8%	81.5%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007
UNDERWRITING REVENUES
Gross premiums written	$959,337	$77,814	$322,611	$318,705	$829,324	$866,134
Net premiums written	950,286	78,539	315,750	318,705	820,043	857,311

Gross premiums earned	393,775	369,044	400,467	386,704	362,911	373,161
Ceded premiums amortized	(4,039)	(3,343)	(4,069)	(3,842)	(3,834)	(2,789)

Net premiums earned	389,736	365,701	396,398	382,862	359,077	370,372
Other insurance related income (loss)	410	195	(55)	240	815	1,173

Total underwriting revenues	390,146	365,896	396,343	383,102	359,892	371,545

UNDERWRITING EXPENSES
Net losses and loss expenses	235,295	163,892	474,954	212,021	202,231	206,845
Acquisition costs	75,773	66,239	68,369	66,660	62,766	62,791
General and administrative expenses	18,271	16,877	17,366	17,077	17,370	14,743

Total underwriting expenses	329,339	247,008	560,689	295,758	282,367	284,379

UNDERWRITING INCOME (LOSS)	$60,807	$118,888	$(164,346)	$87,344	$77,525	$87,166

KEY RATIOS
Net loss and loss expense ratio	60.4%	44.8%	119.8%	55.4%	56.3%	55.8%
Acquisition cost ratio	19.4%	18.1%	17.2%	17.4%	17.5%	17.0%
General and administrative expense ratio	4.7%	4.6%	4.4%	4.5%	4.8%	4.0%

Combined ratio	84.5%	67.5%	141.4%	77.3%	78.6%	76.8%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Mar 31, 2009	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008	Mar 31, 2008	Mar 31, 2007
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$ 8,238,175	$7,750,654	$8,336,337	$8,608,053	$8,317,137	6,735,189
Equities, available for sale, at fair value	78,527	107,283	129,220	247,845	99,239	-
Other investments, at fair value	494,405	492,082	636,304	724,239	552,872	1,094,828
Short term investments, available for sale, at fair value	225,583	261,879	113,283	95,293	106,657	70,144

Total investments	9,036,690	8,611,898	9,215,144	9,675,430	9,075,905	7,900,161
Cash and cash equivalents	1,411,551	1,820,673	1,419,610	1,094,429	1,578,801	2,090,834
Accrued interest receivable	80,746	79,232	74,693	89,261	80,990	68,056
Insurance and reinsurance premium balances receivable	1,581,743	1,185,785	1,412,445	1,652,295	1,607,609	1,507,855
Reinsurance recoverable balances	1,375,143	1,304,551	1,410,554	1,340,452	1,330,965	1,307,609
Reinsurance recoverable balances on paid losses	57,507	74,079	62,617	82,677	95,348	94,284
Deferred acquisition costs	375,774	273,096	333,002	355,587	369,000	345,904
Prepaid reinsurance premiums	266,789	279,553	264,960	263,461	238,466	238,359
Securities lending collateral	312,364	412,823	731,661	813,737	1,025,343	895,832
Net receivable for investments sold	-	-	-	-	18,086	-
Goodwill and intangible assets	95,380	60,417	60,726	61,035	61,344	28,786
Other assets	183,679	180,727	190,042	178,025	158,337	134,757

TOTAL ASSETS	$ 14,777,366	$ 14,282,834	$ 15,175,454	$ 15,606,389	$ 15,640,194	$ 14,612,437

LIABILITIES
Reserve for losses and loss expenses	$6,392,278	$6,244,783	$6,406,204	$5,995,731	$5,814,208	$5,186,191
Unearned premiums	2,646,578	2,162,401	2,466,622	2,603,676	2,574,755	2,466,213
Insurance and reinsurance balances payable	154,763	202,145	223,963	249,710	225,715	286,068
Securities lending payable	317,310	415,197	730,412	812,833	1,024,752	893,692
Senior notes	499,395	499,368	499,342	499,315	499,288	499,180
Other liabilities	222,832	233,082	183,385	144,689	130,054	146,738
Liability under repurchase agreement	-	-	-	-	-	400,000
Net payable for investments purchased	51,373	64,817	64,336	37,273	-	92,608

TOTAL LIABILITIES	10,284,529	9,821,793	10,574,264	10,343,227	10,268,772	9,970,690

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,899	1,878	1,878	1,877	1,875	1,880
Additional paid-in capital	1,977,144	1,962,779	1,943,125	1,922,356	1,902,336	1,936,518
Accumulated other comprehensive (loss)	(767,182)	(706,499)	(495,697)	(150,721)	(104)	(22,125)
Retained earnings	3,282,392	3,198,492	3,097,487	3,377,051	3,176,654	2,225,474
Treasury shares, at cost	(501,416)	(495,609)	(445,603)	(387,401)	(209,339)	-

TOTAL SHAREHOLDERS’ EQUITY	4,492,837	4,461,041	4,601,190	5,263,162	5,371,422	4,641,747

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,777,366	$14,282,834	$15,175,454	$15,606,389	$15,640,194	$14,612,437

Book value per common share	$29.01	$29.08	$29.72	$34.11	$33.69	$27.54

Diluted book value per common share	$26.35	$25.79	$26.25	$30.30	$29.96	24.56

Debt (Senior notes) to total capitalization [a]	10.0%	10.1%	9.8%	8.7%	8.5%	9.7%

Debt plus preferred shares to total capitalization	20.0%	20.1%	19.6%	17.3%	17.0%	19.4%

[a] The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

At March 31, 2009

TYPE OF INVESTMENT	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
U.S. government and agency	$1,411,404	$22,111	$(1,876)	$1,431,639	13%
Non U.S. government	257,493	3,557	(10,997)	250,053	2%
Corporate debt	2,791,065	20,367	(533,075)	2,278,357	22%
Agency Mortgage-backed [a], [b]	2,433,713	58,701	(320)	2,492,094	24%
Non-Agency CMBS [a]	928,072	49	(186,937)	741,184	7%
Non-Agency RMBS [a]	367,326	116	(87,434)	280,008	3%
Asset-backed [a]	385,102	2,555	(35,279)	352,378	3%
Municipals	406,719	10,465	(4,722)	412,462	4%

Total Fixed Maturities	8,980,894	117,921	(860,640)	8,238,175	78%

Common stocks	125,016	2,057	(50,574)	76,499	1%
Non-redeemable preferred stocks	2,028	—	—	2,028	—

Total Equities	127,044	2,057	(50,574)	78,527	1%

Total Short-term investments	227,922	98	(2,437)	225,583	2%

Cash, net of unsettled trades	310,995	—	—	310,995	3%

Total Invested Assets	9,646,855	120,076	(913,651)	8,853,280	84%
Operating Cash Balances	1,049,183	—	—	1,049,183	10%

	$10,696,038	$120,076	$(913,651)	9,902,463	94%

Other Investments				494,405	5%
Accrued interest receivable				80,746	1%

Total Cash and Investments				$10,477,614	100%

OTHER INVESTMENTS				Fair Value	Percentage
Hedge funds				$273,239	55%
Collateralized loan obligations-equity tranches				94,861	19%
Credit funds				83,882	17%
Short duration high yield fund				42,423	9%

Total				$494,405	100%

[a] For a further breakdown of our mortgage-backed and asset-backed securities, refer to page 10.

[b] Agency mortgage-backed securities include both agency RMBS and agency CMBS.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION - QUARTERLY

	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007

TYPE OF INVESTMENT	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	13.6%	11.5%	11.7%	11.2%	11.1%	12.0%
Non U.S. government	2.4%	2.5%	2.4%	2.4%	2.5%	1.6%
Corporate debt	21.7%	19.7%	19.3%	20.9%	20.5%	14.1%
Mortgage-backed	33.5%	33.3%	33.1%	34.2%	33.3%	30.0%
Asset-backed	3.4%	3.6%	3.8%	4.1%	4.2%	5.9%
Municipals	3.9%	3.5%	7.5%	6.7%	5.7%	3.5%
Mortgage derivatives	—	—	—	—	—	0.5%

Total Fixed Maturities	78.5%	74.1%	77.8%	79.5%	77.3%	67.6%
Equities	0.7%	1.1%	1.2%	2.3%	—	—
Short-term investments	2.3%	2.6%	1.1%	0.9%	1.0%	0.7%
Cash, net of unsettled trades	3.0%	6.3%	3.6%	3.0%	5.6%	9.4%

Total Invested Assets	84.5%	84.1%	83.7%	85.7%	83.9%	77.7%
Operating Cash Balances	10.0%	10.3%	9.6%	6.8%	9.3%	10.7%

	94.5%	94.4%	93.4%	92.5%	93.2%	88.4%
Other Investments	4.7%	4.7%	5.9%	6.7%	6.0%	11.0%
Accrued interest receivable	0.8%	0.9%	0.7%	0.8%	0.8%	0.6%

Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
AAA	72.3%	73.6%	69.7%	69.2%	72.4%	76.8%
AA	7.6%	6.4%	8.6%	10.0%	9.1%	5.5%
A	11.8%	12.1%	13.2%	12.2%	9.7%	6.9%
BBB	6.7%	7.6%	8.0%	8.2%	8.8%	10.8%
BB	1.6%	0.3%	0.4%	0.4%	—	—

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	4.9%	7.6%	7.5%	7.3%	7.9%	7.3%
From one to five years	32.8%	31.4%	27.6%	30.1%	30.8%	25.6%
From five to ten years	12.5%	10.0%	10.5%	9.5%	8.5%	11.6%
Above ten years	2.9%	2.9%	7.6%	5.6%	5.0%	2.1%
Asset-backed and mortgage-backed securities	46.9%	48.1%	46.8%	47.6%	47.8%	53.4%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES	As of or for the quarter ended
	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007
Annualized effective yield of invested assets	4.2%	4.9%	4.8%	4.8%	4.9%	4.9%
Yield to maturity of invested assets	4.6%	5.0%	5.7%	5.1%	5.1%	5.5%
Average duration of invested assets	2.4 yrs	2.5 yrs	2.9 yrs	2.9 yrs	2.9 yrs	3.1 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AA+	AA+

AXIS Capital Holdings Limited

MORTGAGE AND ASSET BACKED SECURITIES

At March 31, 2009

	Mortgage-Backed Securities By Rating and Class
	Agency [a]		AAA		AA or lower		Total
	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Total
Agency
Agency Pass-Throughs	$2,297,884	$-	$-	$-	$-	$-	$2,297,884	$-	$2,297,884
Agency CMO’s	120,345	12,368	-	-	-	-	120,345	12,368	132,713
Agency Floating Rate MBS	61,496	-	-	-	-	-	61,496	-	61,496

Total Agency	2,479,725	12,368	-	-	-	-	2,479,725	12,368	2,492,093

Non-Agency
Non-Agency CMO’s	-	-	211,966	728,777	28,653	11,422	240,619	740,199	980,818
Non-Agency Floating Rate MBS	-	-	38,789	986	600	-	39,389	986	40,375

Total Non Agency	-	-	250,755	729,763	29,253	11,422	280,008	741,185	1,021,193

Total	$2,479,725	$12,368	$250,755	$729,763	$29,253	$11,422	$2,759,733	$753,553	$3,513,286

	Asset-Backed Securities By Rating
Description	AAA	AA or lower	Total
Auto	$118,204	$6,738	$124,942
CLO [b]	-	38,592	38,592
CDO	4,737	1,529	6,266
Credit Card	81,039	-	81,039
Equipment	532	122	654
Home Equity	16,689	5,406	22,095
Other	77,536	1,254	78,790

Total	$298,737	$53,641	$352,378

[a] These represent securities backed by U.S Government sponsored agencies.

[b] Collateralized loan obligation - debt tranche securities.

AXIS Capital Holdings Limited

SUBPRIME AND ALTERNATIVE-A HOLDINGS IN DIRECT INVESTMENT PORTFOLIO

At March 31, 2009

	SUBPRIME AND ALTERNATIVE-A HOLDINGS BY SECTOR
	Holdings at Fair Value	% of Total Shareholders’ Equity	Net Unrealized Gain/(Loss)	Realized losses and impairments in 2008
Subprime Agency MBS	$1,308	0.03%	$9	$-
Subprime Non-Agency MBS	1,124	0.02%	(393)	-
Subprime ABS	20,655	0.46%	(4,694)	(8,684)

Total Subprime	$23,087	0.51%	$(5,078)	$(8,684)

Alternative-A Agency MBS	$468	0.01%	$(8)	$-
Alternative-A Non-Agency MBS	95,003	2.11%	(27,237)	(3,021)
Alternative-A ABS	1,440	0.03%	(295)	(925)

Total Alternative-A	$96,911	2.15%	$(27,540)	$(3,946)

TOTAL Subprime and Alternative-A	$119,998	2.66%	$(32,618)	$(12,630)

	SUBPRIME AND ALTERNATIVE-A HOLDINGS AT FAIR VALUE BY RATING & VINTAGE
	Agency	AAA	AA or lower	Total	Percentage of total
Sub-prime 2003 and prior	$1,308	$1,434	$177	$2,919	12.6%
Sub-prime 2004	-	3,318	-	3,318	14.4%
Sub-prime 2005	-	3,909	315	4,224	18.3%
Sub-prime 2006	-	6,745	4,674	11,419	49.5%
Sub-prime 2007	-	1,205	-	1,205	5.2%

Total Subprime	$1,308	$16,611	$5,166	$23,085	100.0%

Rating as Percentage of Total	5.7%	72.0%	22.4%	100.0%

Alternative-A 2003 and prior	$-	$17,359	$2,733	$20,092	20.7%
Alternative-A 2004	468	24,540	88	25,096	25.9%
Alternative-A 2005	-	43,503	-	43,503	44.9%
Alternative-A 2006	-	1,805	2,594	4,399	4.5%
Alternative-A 2007	-	3,306	515	3,821	3.9%

Total Alternative A	$468	$90,513	$5,930	$96,911	100.0%

Rating as Percentage of Total	0.5%	93.4%	6.1%	100.0%

Subprime and Alternative-A 2003 and prior	$1,308	$18,793	$2,910	$23,011	19.2%
Subprime and Alternative-A 2004	468	27,858	88	28,414	23.7%
Subprime and Alternative-A 2005	-	47,412	315	47,727	39.8%
Subprime and Alternative-A 2006	-	8,550	7,268	15,818	13.2%
Subprime and Alternative-A 2007	-	4,511	515	5,026	4.2%

TOTAL Subprime and Alternative-A	$1,776	$107,124	$11,096	$119,996	100.0%

Rating as Percentage of Total	1.5%	89.3%	9.2%	100.0%

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE HOLDINGS IN FIXED MATURITY PORTFOLIO

At March 31, 2009

ISSUER	Amortized Cost	Unrealized Gain / (Loss)	Fair Value	% of Total Fixed Maturities
GENERAL ELECTRIC CO	$107,551	$(5,730)	$101,821	1.2%
JPMORGAN CHASE & CO	81,633	(4,730)	76,903	0.9%
WELLS FARGO & COMPANY	83,629	(8,049)	75,580	0.9%
BANK OF AMERICA CORP	78,098	(19,025)	59,073	0.7%
VERIZON COMMUNICATIONS INC	56,180	1,561	57,741	0.7%
CITIGROUP INC	62,679	(9,914)	52,765	0.6%
AT&T INC	50,154	(550)	49,604	0.6%
MORGAN STANLEY	45,640	(1,453)	44,187	0.5%
TOKYO ELECTRIC POWER CO INC	45,234	(3,390)	41,844	0.5%
PROCTER & GAMBLE CO	39,767	1,253	41,020	0.5%

Notes:

1. Corporate issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

2. The holdings above represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST FINANCIAL ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At March 31, 2009

ISSUER	Amortized Cost	Unrealized Loss	Fair Value	% of Total Fixed Maturities
GENERAL ELECTRIC CO	$107,551	$(5,730)	$101,821	1.2%
JP MORGAN CHASE & CO	81,633	(4,730)	76,903	0.9%
WELLS FARGO & COMPANY	83,629	(8,049)	75,580	0.9%
BANK OF AMERICA CORP	78,098	(19,025)	59,073	0.7%
CITIGROUP INC	62,679	(9,914)	52,765	0.6%
MORGAN STANLEY	45,640	(1,453)	44,187	0.5%
AMERICAN EXPRESS CO	30,696	(935)	29,761	0.4%
HSBC HOLDINGS PLC	34,232	(5,685)	28,547	0.3%
GOLDMAN SACHS GROUP	30,675	(2,456)	28,219	0.3%
NATIONWIDE BUILDING SOCIETY	19,860	(231)	19,629	0.2%

Notes:

1. Corporate issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

2. The holdings above represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

3. Our investment in General Electric Co. is primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

RECONCILIATION OF NET REALIZED AND UNREALIZED INVESTMENTS GAINS (LOSSES)

	Quarter ended March 31, 2009
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities and short-term investments	$729	$(85,957)	$(85,228)
Equity securities	(14,905)	8,530	(6,375)
Other than temporary impairments	(29,901)	-	(29,901)

Sub-total	(44,077)	(77,427)	(121,504)
Change in fair value of derivative instruments	21,465	-	21,465
Change in fair value of hedged AFS instruments [1]	(17,985)	17,985	-

Total losses	(40,597)	(59,442)	(100,039)
Income tax (recovery) expense	(465)	(1,726)	(2,191)

	$(40,132)	$(57,716)	$(97,848)

	Quarter ended March 31, 2008
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities and short-term investments	$50,969	$(28,148)	$22,821
Equity securities	-	-	-
Other than temporary impairments	(15,120)	-	(15,120)

Sub-total	35,849	(28,148)	7,701
Change in fair value of derivative instruments	(164)	-	(164)

Total gains	35,685	(28,148)	7,537
Income tax (recovery) expense	2,742	(4,813)	(2,071)

Net (losses) gains	$32,943	$(23,335)	$9,608

[1] The fair value hedge represents currency derivatives used to hedge the fair value of certain foreign denominated investments attributable to changes in foreign currency exchange rates. Changes in the fair value of the currency derivatives along with the changes in the fair value of the hedged investments are recorded in net realized investment gains (losses).

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$52,512	$69,084	$57,622	$70,438	$83,109	$75,233
Reinsurance	4,995	4,995	4,995	12,239	12,239	19,051

Total	$57,507	$74,079	$62,617	$82,677	$95,348	$94,284

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$425,115	$417,370	$492,024	$479,724	$492,319	$586,485
Reinsurance	-	-	-	-	-	-

Total	$425,115	$417,370	$492,024	$479,724	$492,319	$586,485

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$939,382	$877,588	$922,329	$865,323	$844,747	$734,041
Reinsurance	31,079	30,026	30,405	29,609	27,747	21,081

Total	$970,461	$907,614	$952,734	$894,932	$872,494	$755,122

Provision against reinsurance recoverables:
Insurance	$(13,623)	$(13,623)	$(27,394)	$(27,394)	$(19,794)	$(19,944)
Reinsurance	(6,810)	(6,810)	(6,810)	(6,810)	(14,054)	(14,054)

Total	$(20,433)	$(20,433)	$(34,204)	$(34,204)	$(33,848)	$(33,998)

Net reinsurance reinsurance recoverables:
Insurance	$1,403,386	$1,350,419	$1,444,581	$1,388,091	$1,400,381	$1,375,815
Reinsurance	29,264	28,211	28,590	35,038	25,932	26,078

Total	$1,432,650	$1,378,630	$1,473,171	$1,423,129	$1,426,313	$1,401,893

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable	March 31, 2009
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$961,805	$(48,168)	$913,637	67.1%	20.3%	$(5,749)	0.6%	$956,056
Other reinsurers balances > $20 million	221,566	(3,030)	218,536	16.1%	4.9%	(2,000)	0.9%	219,566
Other reinsurers balances < $20 million	269,712	(41,129)	228,583	16.8%	5.1%	(12,684)	4.7%	257,028

Total	$1,453,083	$(92,327)	$1,360,756	100.0%	30.3%	$(20,433)	1.4%	$1,432,650

At March 31, 2009, 97.4% (December 31, 2008: 97.1%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Swiss Reinsurance America Corporation	13.7%	4.2%
Partner Reinsurance Company	11.8%	3.6%
Transatlantic Reinsurance Co.	11.5%	3.5%
XL Reinsurance America Inc	8.4%	2.6%
Lloyd’s of London	8.4%	2.5%
Berkley Insurance Company	5.1%	1.6%
Ace Property & Casualty Ins	4.0%	1.2%
Federal Insurance Company	2.7%	0.8%
Munich Reinsurance America, Inc	2.2%	0.7%
Everest Reinsurance Company	2.1%	0.6%

	69.9%	21.3%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended March 31, 2009			Quarter ended March 31, 2008
Reserve for losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$6,244,783	$(1,378,630)	$4,866,153	$5,587,311	$(1,356,893)	$4,230,418

Incurred	496,628	(108,629)	387,999	512,579	(150,898)	361,681

Paid	(310,407)	53,156	(257,251)	(305,975)	81,478	(224,497)

Foreign exchange (gains) losses	(38,726)	1,453	(37,273)	20,293	-	20,293

End of period [a]	$6,392,278	$(1,432,650)	$4,959,628	$5,814,208	$(1,426,313)	$4,387,895

[a] As at March 31, 2009, the gross reserve for losses and loss expenses included IBNR of $4,343 million, or 68%, of total gross reserves for loss and loss expenses. As at December 31, 2008, the comparable amount was $4,190 million, or 67%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended March 31, 2009			Three months ended March 31, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$199,058	$111,349	$310,407	$201,488	$104,487	$305,975
Reinsurance recoveries received	(53,156)	-	(53,156)	(81,478)	-	(81,478)

Net losses paid	145,902	111,349	257,251	120,010	104,487	224,497

Change in:
Reported case reserves	63,922	38,863	102,785	92,709	12,029	104,738
IBNR	(2,700)	86,136	83,436	14,703	87,163	101,866
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(54,420)	(1,053)	(55,473)	(67,972)	(1,448)	(69,420)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$152,704	$235,295	$387,999	$159,450	$202,231	$361,681

Gross reserve for losses and loss expenses	$3,603,197	$2,789,081	$6,392,277	$3,442,804	$2,371,404	$5,814,208

Prior years net favorable reserve development	$35,906	$48,428	$84,334	$54,580	$33,531	$88,111

Key Ratios

Net paid to net incurred percentage	95.5%	47.3%	66.3%	75.3%	51.7%	62.1%

Net paid losses / Net premiums earned	52.9%	28.6%	38.7%	40.0%	29.1%	34.1%
Change in net loss and loss expense reserves / Net premiums earned	2.5%	31.8%	19.7%	13.2%	27.2%	20.8%

Net loss and loss expense ratio	55.4%	60.4%	58.3%	53.2%	56.3%	54.9%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Quarter ended
	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007
Gross losses paid	$199,058	$270,708	$148,243	$161,108	$201,488	$181,854
Reinsurance recoveries received	(53,156)	(125,765)	(54,077)	(79,170)	(81,478)	(44,729)

Net losses paid	145,902	144,943	94,166	81,938	120,010	137,125

Change in:
Reported case reserves	63,922	32,149	34,509	44,365	92,709	(81,327)
IBNR	(2,700)	(159,195)	158,606	21,103	14,703	171,237
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(54,420)	92,048	(56,704)	12,290	(67,972)	(41,084)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$152,704	$109,945	$230,577	$159,696	$159,450	$185,951

Gross reserve for losses and loss expenses	$3,603,197	$3,547,071	$3,690,039	$3,508,456	$3,442,804	$3,260,711

Prior years net favorable reserve development	$35,906	$60,045	$41,608	$46,106	$54,580	$28,727

Key Ratios
Net paid to net incurred percentage	95.5%	131.8%	40.8%	51.3%	75.3%	73.7%

Net paid losses / Net premiums earned	52.9%	49.5%	32.1%	27.5%	40.0%	43.5%
Change in net loss and loss expense reserves / Net premiums earned	2.5%	(11.9%)	46.5%	26.1%	13.2%	15.5%

Net loss and loss expense ratio	55.4%	37.6%	78.5%	53.7%	53.2%	59.0%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Quarter ended
	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007
Gross losses paid	$111,349	$139,509	$164,376	$101,782	$104,487	$130,490
Reinsurance recoveries received	-	-	(7,497)	-	-	-

Net losses paid	111,349	139,509	156,879	101,782	104,487	130,490

Change in:
Reported case reserves	38,863	41,589	161,303	15,193	12,029	(50,972)
IBNR	86,136	(17,585)	150,324	104,152	87,163	128,983
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(1,053)	379	6,448	(9,106)	(1,448)	(1,655)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$235,295	$163,892	$474,954	$212,021	$202,231	$206,846

Gross reserve for losses and loss expenses	$2,789,081	$2,697,712	$2,716,165	$2,487,275	$2,371,404	$1,925,480

Prior years net favorable reserve development	$48,428	$65,116	$34,663	$40,638	$33,531	$37,237

Key Ratios

Net paid to net incurred percentage	47.3%	85.1%	33.0%	48.0%	51.7%	63.1%

Net paid losses / Net premiums earned	28.6%	38.1%	39.6%	26.6%	29.1%	35.2%
Change in net loss and loss expense reserves / Net premiums earned	31.8%	6.7%	80.2%	28.8%	27.2%	20.6%

Net loss and loss expense ratio	60.4%	44.8%	119.8%	55.4%	56.3%	55.8%

AXIS Capital Holdings Limited

ESTIMATED NET LOSSES TO PEAK ZONE PROPERTY CATASTROPHE LOSSES - AS OF APRIL 1, 2009

		Group Estimated Net Losses (in thousands of U.S. dollars)			Estimated Industry Losses (in billions of U.S. dollars)
Zones	Perils	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period
United States	Hurricane	$647,815	$871,848	$1,224,933	$75.9	$117.6	$191.5
California	Earthquake	377,109	570,025	946,450	23.2	35.2	60.7
Europe	Windstorm	431,864	635,378	913,806	25.5	37.3	53.7
Japan	Earthquake	216,758	292,913	527,150	16.5	23.6	43.0
Japan	Windstorm	79,937	122,009	130,833	17.5	25.0	41.8

For natural peril catastrophes, based on our current tolerances, we are not willing to lose more than 25% of our prior year-end capital for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We reserve the right to change these thresholds at any time.

The above table shows our net loss estimates to the peak natural catastrophe territories at April 1, 2009. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-modeled exposures. These models allow us to simulate many hypothetical loss scenarios to supplement our underwriting judgment. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone. Loss estimates for non-U.S. territories will be subject to fluctuations in currency rates, although from a financial statement point of view, we may mitigate this currency variability. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $872 million (or 19% of shareholders’ equity at March 31, 2009). According to our modeling, there is a one percent chance that our losses incurred in any single U.S. hurricane event could be in excess of $872 million. Conversely, there is a 99% chance that the loss from a U.S. hurricane will fall below $872 million. We estimate that, at such hypothetical loss levels, aggregate industry losses would be approximately $118 billion, resulting in an estimated market share of insured losses for the Company of 0.7%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Quarter ended
	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007
Net income (loss) available to common shareholders	$115,679	$130,858	$(249,347)	$231,267	$237,722	$227,579

COMMON SHARES OUTSTANDING

Common Shares - at beginning of period	136,212	137,991	139,653	144,590	142,520	149,982
Shares issued	1,630	13	113	154	2,189	522
Shares repurchased for treasury	(220)	(1,792)	(1,775)	(5,091)	(119)	-
Shares repurchased and cancelled	-	-	-	-	-	(87)

Common Shares - at end of period	137,622	136,212	137,991	139,653	144,590	150,417

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	137,316	136,433	139,335	142,333	143,239	150,433

Dilutive share equivalents:
Warrants[a]	9,729	10,293	-	12,579	13,160	12,384
Restricted stock[a]	1,308	1,921	-	1,194	2,258	2,192
Options[a]	668	716	-	1,496	1,527	1,026
Restricted stock units	2

Weighted average diluted shares outstanding	149,023	149,363	139,335	157,602	160,184	166,035

EARNINGS PER COMMON SHARE
Basic	$0.84	$0.96	($1.79)	$1.62	$1.66	$1.51

Diluted	$0.78	$0.88	($1.79)	$1.47	$1.48	$1.37

[a] Due to the net loss incurred in the three months ended September 30, 2008, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At March 31, 2009
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$22.54

Book value per common share		$ 3,992,837	137,622	$29.01

Dilutive securities:
Warrants	$12.39	-	8,883	(1.76)
Restricted stocks		-	4,628	(0.83)
Options	$21.20	-	182	(0.03)
Restricted stock units		-	164	(0.03)
Phantom stock units		-	66	(0.01)

Diluted book value per common share		$ 3,992,837	151,545	$26.35

	At December 31, 2008
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$29.12

Book value per common share		$ 3,961,041	136,211	$29.08

Dilutive securities:
Warrants	$12.40	-	11,317	(2.23)
Restricted stocks		-	5,163	(0.90)
Options	$21.20	-	834	(0.15)
Phantom stock units		-	62	(0.01)

Diluted book value per common share		$ 3,961,041	153,588	$25.79

[a] This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.